

Immunic Therapeutics

Fourth Quarter and Year End 2023 Financial Results and Corporate Update

NASDAQ: IMUX | February 22, 2024

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's development programs and the targeted diseases; the potential for Immunic's development programs to safely and effectively target and treat the diseases mentioned herein; preclinical and clinical data for Immunic's development programs; the impact of future preclinical and clinical data on Immunic's product candidates; the timing of the availability of data from Immunic's clinical trials; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; the timing of current and future clinical trials and anticipated clinical milestones; Immunic's ability to protect its intellectual property position; Immunic's plans to research, develop and commercialize its current and future product candidates; the timing of any planned investigational new drug application or new drug application; the development and commercial potential of any product candidates of the company; expectations regarding potential market size; developments and projections relating to Immunic's competitors and industry; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; Immunic's ability to identify additional products or product candidates with significant commercial potential; the impact of government laws and regulations; the COVID-19 pandemic; impacts of the conflicts in Ukraine – Russia and the Middle East; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company and further updates with respect thereto; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission.

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Agenda

Fourth Quarter and Year End 2023 Financial Results and Corporate Update

Immunic THERAPEUTICS

01

Fourth Quarter 2023 and Subsequent Highlights

January 2024: Three-Tranche Private Placement of up to $240M, Cash Runway Extended Into Q3/2025 Based on Initial $80M Tranche

Private Investment in Public Equity ("PIPE") financing	▪ **First tranche** was an upfront payment **of $80 million** at $1.43 per share ▪ **Second tranche** is a conditional mandatory purchase **of an additional $80 million** at $1.716 per share – Representing 120% of the first tranche purchase price – Conditioned on the announcement of phase 2b top-line data for the CALLIPER trial of vidofludimus calcium in PMS, volume weighted average share price levels, and minimum trading volumes ▪ **Third tranche** provides for the issuance **of $80 million** of shares at the same price per share as the second tranche – To occur no later than three years after the second tranche – Permits investors to fund their purchase obligations on a "cashless" or net settlement basis – Conditioned on the same volume weighted average share price levels and minimum trading volumes as the second tranche ▪ Any of the conditions in the second or third tranches can be waived by holders of a majority of the outstanding securities, including the lead investor
Total Gross Proceeds	▪ **Up to $240 million**
Participating Investors	▪ Led by BVF Partners ▪ Includes participation from **new and existing investors**, including Avidity Partners, Janus Henderson Investors, Soleus Capital, RTW Investments and Adage Capital Partners
Closing Date	▪ January 8, 2024 for initial $80 million tranche
Lead Placement Agent / Placement Agent / Capital Markets Advisors	▪ Leerink Partners / Ladenburg Thalmann / Piper Sandler, B. Riley Securities, Brookline Capital Markets

Immunic THERAPEUTICS

October: Reported Positive Interim Data from Phase 2 CALLIPER Trial of Vidofludimus Calcium in Progressive Multiple Sclerosis

Improvements in Serum NfL for Vidofludimus Calcium Consistent Throughout the Overall PMS Population and All Subtypes
Mean Change to Week 24 as Compared to Placebo in % of Baseline



Overall PMS Population
PPMS
n-aSPMS
aSPMS
10%
0%
-10%
-20%
-30%
-40%
-50%
N=102 (IMU-838)
N=101 (Placebo)
N=32 (IMU-838)
N=27 (Placebo)
N=62 (IMU-838)
N=62 (Placebo)
N=8 (IMU-838)
N=12 (Placebo)
-22.4%
*
p=0.01, post-hoc
-18.8%
-20.1%
-43.3%

Standard deviation for change from baseline in % of baseline: CALLIPER week 24: IMU-838 35.7%, PPMS: IMU-838 7.1%, n-aSPMS: IMU-838 14.7%, aSPMS: IMU-838 10.3%, 95% Hodges-Lehmann confidence bound EMPhASIS week 24 for 45mg IMU-838: lower boundary -41.0%, upper boundary -12.0%, includes all randomized patients with available neurofilament data at interim analysis, arithmetic mean value for group averages; aSPMS and n-aSPMS designation as per diagnosis by clinical investigator at study entry
RRMS: relapsing-remitting multiple sclerosis; PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; n-a: non-active; a: active

NfL Reduction Compares Favorably with Other MS Therapies

CALLIPER Interim Data Compared to Select Historical Trials



Vidofludimus PPMS (CALLIPER)
Ocrelizumab PPMS (ORATORIO)
Vidofludimus n-aSPMS (CALLIPER)
Siponimod n-aSPMS (EXPAND)***
Vidofludimus aSPMS (CALLIPER)
Siponimod aSPMS (EXPAND)***
Vidofludimus RRMS (EMPhASIS)
Ocrelizumab RMS (OBOE)
Evobrutinib RRMS (Phase 2)
10%
0%
-10%
-20%
-30%
-40%
-50%
N=32 (IMU-838) N=27 (PCO)
N=320 (Active) N=160 (PCO)
N=62 (IMU-838) N=62 (Placebo)
N=207 (Active) N=107 (PCO)
N=8 (IMU-838) N=12 (Placebo)
N=102 (Active) N=48 (PCO)
N=64 (IMU-838) N=64 (PCO)
N=100 (Active, from baseline)
N=35 (Active) N=45 (PCO)
-18.8%
-12.4%*
-20.1%
-4.4%**
-43.3%
-21.4%**
-26.0%
-18.6%
-16.8%
PMS
RMS

CALLIPER: N = Number of patients in the 45 mg IMU 838 groups, only patients with both baseline and week 24 values considered for change from baseline analysis, arithmetic mean value for group averages; includes all randomized patients with available NfL data at interim analysis
Standard deviation for change from baseline in % of baseline: CALLIPER week 24: IMU 838 35.7%; 95% Hodges Lehmann confidence bound EMPhASIS week 24 for 45mg IMU 838: lower boundary -41.0%, upper boundary -12.0%
ORATORIO: Bar-Or A. et al., EBioMedicine. 2023 Jul;93:104662; EXPAND: Leppert D., et al., Neurology. 2022 May 24;98(21):e2120-e2131; OBOE: Cross A. et al., Neurology Apr 2019, 92 (15 Supplement) S56.008; evobrutinib: Kuhle J. et al., AAN 2021 Virtual Congress
*plasma NfL levels; ** 12-month data, geometric mean; *** Displayed are data for subpopulation without relapses (n-aSPMS) and with relapses (aSPMS); PCO: placebo; PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; RRMS: relapsing-remitting multiple sclerosis; RMS: relapsing multiple sclerosis; n-a: non-active; a: active

October: Presented Phase 2 EMPhASIS Trial Data of Vidofludimus Calcium in Relapsing-Remitting Multiple Sclerosis at MSMilan2023



Reduction in Neurofilament Light Chain by Vidofludimus Calcium: The EMPHASIS Study
Introduction
Objective
Method
Results
Conclusion

- MSMilan2023: The 9th Joint ECTRIMS-ACTRIMS Meeting
- October 11-13 in Milan, Italy
- Virtual e-poster: Robert J. Fox, M.D., Staff Neurologist, Mellen Center for Multiple Sclerosis, Vice-Chair for Research, Neurological Institute, Cleveland Clinic, Cleveland, Ohio
- Title: Reduction in Neurofilament Light Chain by Vidofludimus Calcium: The EMPhASIS Study
  - Improvement in serum neurofilament light chain (NfL) observed in both treatment arms of vidofludimus calcium over placebo

November: Expanded Vidofludimus Calcium Patent Portfolio with Two New Patents Granted in the US, Protection Currently Expected Into 2041 in the US


PATENTED

- Notice of Allowance from the USPTO for patent application 17/992,162, **covering the dosing regimens** associated with vidofludimus calcium and other salt as well as free acid forms for the treatment of MS, including all regimens tested in the MS clinical program
- Notice of Allowance from the USPTO for patent application 17/391,442, **covering a daily dose of about 10 to 45 mg** of vidofludimus calcium and other salt as well as free acid forms, including the 30 mg dosage used in the ENSURE trials, for the treatment of RMS

Immunic THERAPEUTICS

October: Presented Two Abstracts at the UEG (United European Gastroenterology) Week 2023 (October 14-17 in Copenhagen, Denmark)

Positive Phase 1b Data of IMU-856 in Celiac Disease

- Moderated Poster: Franziska Burianek, M.D., Senior Medical Director, Immunic
- Title: First in Human Trial of IMU-856, An Orally Available Epigenetic Modulator of Barrier Regeneration for the Treatment of Celiac Disease


ueg week
Immunic
THERAPEUTICS

Positive Phase 2 Maintenance Phase Data of Vidofludimus Calcium in UC

- Oral Presentation: Geert R. D'Haens, M.D., Ph.D., Amsterdam University Medical Centers
- Title: Efficacy and Safety of Vidofludimus Calcium (IMU-838) In Patients With Moderately to Severely Active Ulcerative Colitis (UC): Results From the Prospective Placebo-Controlled Phase 2 CALDOSE-1 Trial


ueg week
Immunic
THERAPEUTICS
Efficacy and Safety of Vidofludimus Calcium (IMU-838) in Patients with Moderately to Severely Active Ulcerative Colitis (UC):
Results from the Prospective Placebo-Controlled Phase 2 CALDOSE-1 Trial
United European Gastroenterology Week (UEGW) 2023

Immunic THERAPEUTICS

November: Presented Phase 1b Data of IMU-856 in Celiac Disease at the AOECS 35th General Assembly Conference 2023

ABSTRACT OF ORIGINAL RESEARCH ON COELIAC DISEASE

FIRST IN HUMAN TRIAL OF IMU-856, AN ORALLY AVAILABLE EPIGENETIC MODULATOR OF BARRIER REGENERATION FOR THE TREATMENT OF CELIAC DISEASE

Submitted by: **Buriánek F, Mihajlović M, Pröbstl D, Peelen E, Fonseca J, Schreieck A, Wirth M, Kehler I, Vitt D, Kohlhof H, Muehler A**

Immunic AG, Germany
formerly Immunic AG, Germany

Introduction

IMU-856 is an orally available, systemically acting and highly selective small molecule modulator that targets SIRT6 (Sirtuin 6), a protein which serves as a transcriptional regulator of intestinal barrier function and regeneration of bowel epithelium. Furthermore, in preclinical studies, the mechanism of IMU-856 has been shown to not affect the status of immune cells. IMU-856's mechanism of action may present a new approach to treat celiac disease and other intestinal barrier function associated diseases.

Methods

This was a first-in-human, double-blind, randomized, placebo-controlled clinical trial of IMU-856 in healthy volunteers and patients with celiac disease. In the single and multiple ascending dose part of this clinical trial, healthy human subjects were randomized to either placebo or active treatment with different dose levels of IMU-856 or placebo. Phase 1b was designed to assess the safety and tolerability of 28-days of dosing of IMU-856 at two different dose levels (80mg • 160mg once daily) in patients with celiac disease during periods of gluten-free diet and a 15-days gluten challenge (6g gluten/daily). Secondary objectives included pharmacokinetics as well as histology, symptoms, and non-invasive biomarkers.

Results

IMU-856 was safe and well-tolerated with a benign adverse event profile and with pharmacokinetics that allow once-daily dosing.

Treatment with IMU-856 showed positive effects in the four main dimensions of clinical outcome in celiac disease patients:

- Protection against gluten induced intestinal damage.
- Improved enterocyte health and function.
- Enhanced nutrient absorption.
- Reduction of gluten-induced increase in symptom severity.

Conclusions

IMU-856 is a highly selective and potent epigenetic modulator, showing first signals of improving the intestinal barrier integrity in patients with celiac disease undergoing a gluten challenge. IMU-856 was safe and well-tolerated with a benign adverse event profile and with pharmacokinetics that allow once-daily dosing. Phase 1b provided proof of concept data for IMU-856 in patients with celiac disease during periods of gluten-free diet and 15-days gluten challenge, setting stage for a potential first-in-class oral celiac disease therapy.

IMU-856 may offer extensive potential beyond celiac disease in other diseases, both intestinal and systemic, with compromised intestinal barrier integrity.

All authors are/were employed by Immunic AG

Immunic THERAPEUTICS

Recommendation letter: German Coeliac Society

AOECS

Deutsche Zöliakie Gesellschaft e.V.

- Association of European Coeliac Societies (AOECS) 35th General Assembly Conference 2023
- November 2-5 in Athens, Greece
- Virtual e-poster: Franziska Burianek, M.D., Senior Medical Director, Immunic
- Title: First In Human Trial of IMU-856, an Orally Available Epigenetic Modulator of Barrier Regeneration For the Treatment of Celiac Disease

Immunic THERAPEUTICS

02

Financial and Operating Results

Consolidated Statements of Operations
(In thousands, except share and per share amounts, unaudited)

	Years Ended December 31,	
	2023	2022
Operating expenses:		
Research and development	$ 83,215	$ 71,255
General and administrative	16,008	15,263
Goodwill impairment	—	32,970
Total operating expenses	99,223	119,488
Loss from operations	(99,223)	(119,488)
Other income (expense):		
Interest income	3,075	1,041
Other income (expense), net	2,536	(1,960)
Total other income (expense), net	5,611	(919)
Net loss	$ (93,612)	$ (120,407)
Net loss per share, basic and diluted	$ (2.11)	$ (3.78)
Weighted-average common shares outstanding, basic and diluted	44,320,050	31,819,006

→ $46.7 million in cash, cash equivalents and investments as of December 31, 2023 plus the approximately $75.0 million in net proceeds raised in the January 2024 private placement expected to **fund operations into Q3/2025**

03

Anticipated Clinical Milestones

Several Clinical Value Inflection Points Ahead


52
@ 35
91
27
18
46

IMU-838 in PMS	▪ Readout phase 2 CALLIPER trial estimated for April 2025
IMU-838 in RMS	▪ Interim futility analysis phase 3 ENSURE program estimated for late 2024 ▪ Readout first phase 3 ENSURE trial estimated for Q2/2026
IMU-856	▪ Phase 2 clinical trial in preparation ▪ Applicable to a multitude of gastrointestinal disorders

Immunic THERAPEUTICS

04

Q&A Session

05

Summary and Highlights

Advanced Clinical Pipeline

Well Differentiated Programs in Various Phases of Clinical Development

Program	Preclinical	Phase 1	Phase 2	Phase 3
Vidofludimus Calcium (IMU-838)	Relapsing Multiple Sclerosis (RMS) – ENSURE Trials			
	Progressive Multiple Sclerosis (PMS) – CALLIPER Trial			
	Ulcerative Colitis (UC) – CALDOSE-1 Trial			
IMU-856	Celiac Disease			
IMU-381	Gastrointestinal Diseases			

■ Completed or ongoing ■ In preparation or planned

Thank You!



Jessica Breu

Vice President Investor Relations & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com



Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS